SEIX FUNDS, INC.
            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2004
                         SUPPLEMENT DATED APRIL 7, 2004


THE FOLLOWING PARAGRAPH REPLACES THE INFORMATION FOR COLLATERALIZED MORTGAGE OBLIGATIONS FOUND UNDER THE SECTION ENTITLED "SUPPLEMENTAL DESCRIPTION OF INVESTMENTS" BEGINNING ON PAGE 11 OF THE STATEMENT OF ADDITIONAL INFORMATION:

CMOS--COLLATERALIZED MORTGAGE OBLIGATIONS

Each Portfolio may purchase collateralized mortgage obligations which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.